Debt	12 Months Ended
Dec. 31, 2013
Debt [Abstract]
Debt
4. DEBT

Long-term Debt  Long-term debt consisted of the following unsecured obligations at December 31:

(in thousands)	2013	2012
3.66% senior notes due November 2023	$75,000	$—
3.06% Euro-denominated senior notes due November 2023	52,566	—
4.47% senior notes due November 2018	25,000	25,000
4.14% senior notes due November 2017	25,000	25,000
4.91% senior notes due through May 2017	99,000	110,000
3.77% senior notes due November 2016	25,000	25,000
7.31% senior notes due November 2013	—	25,000
5.85% Euro-denominated senior notes due November 2013	—	25,508
Long-term revolving loan agreement	43,982	95,419
Various other notes	2,576	3,052
	348,124	333,979
Less current maturities	—	—
Total long-term debt	$348,124	$333,979

In April 2013, the Company entered into an agreement to issue $75 million and €38 million in ten-year, fixed-rate, senior notes at fixed coupon rates of 3.66% and 3.06%, respectively. These notes were issued in November 2013 and proceeds have been used to repay maturing notes and bank debt.

The Company has a $350 million revolving loan facility that will mature in April 2016. Interest rates on borrowings under the credit facility are at LIBOR plus a margin based on the Company’s leverage ratio. The credit facility is used for liquidity needs.

The borrowings under the long-term revolving loan agreement had an average interest rate of 1.54% and 1.67% for the years ended December 31, 2013 and 2012, respectively.

The aggregate amounts of contractual maturities on long-term debt each year for the five years subsequent to December 31, 2013, are as follows: 2014, $12.4 million; 2015, $11.9 million; 2016, $80.3 million; 2017, $91.0 million; and 2018, $25.0 million.

The Company has approximately $12.4 million of long-term debt that matures in 2014. It is the Company’s intention to refinance these maturities under the long-term revolving loan agreement and accordingly, that maturing debt has been classified as long-term debt in the Consolidated Balance Sheet.

The Company has $299.7 million available under the revolving loan agreement and $41.4 million available under other lines of credit from several banks at December 31, 2013.
Substantially all of the senior loan agreements contain restrictions concerning interest coverage, borrowings, investments and tangible net worth amounts. The Company is in compliance with all of these restrictions at December 31, 2013. The following table summarizes the Company’s most restrictive loan covenants calculated in accordance with the applicable agreements as of December 31, 2013:

(dollars in thousands)	Actual	Required
Debt to EBITDA (Maximum)	1.40	3.50
Net Worth (Minimum)	$1,242,684	$625,000
Interest Coverage (Minimum)	8.01	2.00

The Company has stand-by and trade letters of credit outstanding of $6.3 million and $7.5 million as of December 31, 2013 and 2012, respectively.

Short-term Borrowings The Company’s short-term borrowings consisted of the following items at December 31:

(in thousands)	2013	2012
Uncommitted loans	$4,600	$16,950
Loans of foreign subsidiaries	2,450	3,098
Total	$7,050	$20,048

The weighted-average interest rates on short-term borrowings were 2.16% and 1.98% at December 31, 2013 and 2012, respectively.